EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
AvTel Communications, Inc.


           We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                    /s/ KPMG LLP


Dallas, Texas
May 20, 1999